UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 1, 2006


                         KINGS ROAD ENTERTAINMENT, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

       0-14234                                           95-3587522
(Commission File Number)                    (I.R.S. Employer Identification No.)

468 N. Camden Drive, Beverly Hills, California              90210
   (Address of principal executive offices)              (Zip Code)

                                  310-278 9975
              (Registrant's telephone number, including area code)

               447-B Doheny Drive, Beverly Hills, California 90210
                                (Former Address)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

___ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Ace (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.

     Effective October 10, 2006, the Registrant's official registered office will be changed from 447-B Doheny Drive, Beverly Hills, California 90210 to 468
N. Camden Drive, Beverly Hills, California 90210. The Registrant's new office space is leased on a month to month basis at a monthly rate of $95.

     Additionally, the Registrant has entered into a one-year lease of a five-room space at 143-B S. Canon Drive, Beverly Hills, California 90212. The space is approximately 850 square feet at a monthly rent of $1,695 beginning October 1, 2006.

     Lastly, the Registrant is closing its offices at 67 Wall Street, New York, New York 10005. The Registrant does not own or intend to acquire any production facilities and will rent any such facilities on an as needed basis.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                           Registrant

                                           Kings Road Entertainment, Inc.


Dated: October 4, 2006                     /s/ Geraldine Blecker
                                           _________________________________
                                           By:  Geraldine Blecker
                                           Its:  Chief Executive Officer

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